UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024 (March 5, 2024)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 5, 2024, Warner Music Group Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 18, 2024 (the “2024 Proxy Statement”). The final voting results are as follows:

Proposal 1: The Company’s stockholders elected the eleven director nominees named in the Company’s 2024 Proxy Statement to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders. The voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Robert Kyncl	7,643,449,972	1,833,020	299,146	16,446,044
Lincoln Benet	7,588,003,447	53,528,377	4,050,314	16,446,044
Len Blavatnik	7,623,293,713	21,989,493	298,932	16,446,044
Val Blavatnik	7,585,404,909	59,877,701	299,528	16,446,044
Mathias Döpfner	7,630,378,919	14,903,178	300,041	16,446,044
Nancy Dubuc	7,643,229,086	2,053,813	299,239	16,446,044
Noreena Hertz	7,609,013,675	32,518,429	4,050,034	16,446,044
Ynon Kreiz	7,610,407,953	31,123,010	4,051,175	16,446,044
Ceci Kurzman	7,598,154,485	43,376,857	4,050,796	16,446,044
Michael Lynton	7,635,621,125	5,910,926	4,050,087	16,446,044
Donald Wagner	7,603,279,889	38,252,386	4,049,863	16,446,044

Proposal 2: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
7,661,707,604	22,555	298,023	None

Proposal 3: The Company’s stockholders voted to approve the compensation paid to the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
7,617,925,252	23,598,744	4,058,142	16,446,044

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President and General Counsel

Date: March 8, 2024